UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

WEBTOON Entertainment Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42144	81-3830533
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5700 Wilshire Blvd. Suite 220
Los Angeles, California		90036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (323) 424-3795
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WBTN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2026, WEBTOON Entertainment Inc. (the “Company”) announced a number of executive leadership changes. In connection with the leadership transitions, effective April 10, 2026, Chankyu Park resigned from his position as Chief Technology Officer of the Company. Mr. Park will no longer serve as an executive officer of the Company within the meaning of the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Park’s resignation is not the result of any disagreement with the Company or its Board of Directors on any matters relating to the Company’s operations, policies or practices. Mr. Park will remain with the Company through the end of May 2026 to facilitate the transition of duties and thereafter transition into an advisor role.
The Company also announced a title change for David J. Lee to better reflect his roles and responsibilities with the Company. Mr. Lee's title was changed from Chief Financial Officer and Chief Operating Officer to Chief Financial Officer. Effective April 10, 2026, Mr. Lee ceased serving as the Company's Chief Operating Officer. Mr. Lee will continue to serve as the Company's Chief Financial Officer and a member of the Board of Directors. In addition, effective April 1, 2026, Mr. Lee has been appointed as the President of Wattpad Corp., a wholly-owned subsidiary of the Company in Canada. Mr. Lee's title change is commensurate with his role with the Company. There were no material changes to the terms of Mr. Lee's compensation in connection with the title change.

Item 7.01 Regulation FD Disclosure
On April 13, 2026, the Company issued a press release announcing several leadership changes. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press release dated April 13, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBTOON Entertainment Inc.

Date:	April 13, 2026	By:	/s/ David J. Lee
		Name:	David J. Lee

		Title:	Chief Financial Officer